Exhibit 10.18

*** Certain information has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

AMENDMENT NUMBER ONE

to the

2019 COLLABORATION AGREEMENT

This Amendment Number One (this “Amendment”), effective as of August 16, 2022 (the “Amendment Effective Date”), amends the 2019 Collaboration Agreement (the “Agreement”) dated August 16, 2019, by and between Adimab, LLC, a Delaware limited liability company having an address at 7 Lucent Drive, Lebanon, NH 03766 (“Adimab”), and Alector LLC, a Delaware limited liability company having an address at 131 Oyster Point Blvd., Suite 600, San Francisco, CA 94080 (hereinafter “Alector”). Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.

Background

Whereas, the Parties would like to extend the Target Nomination Period on the terms set forth within;

Now, Therefore, in consideration of the foregoing premises and the mutual covenants set forth below, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Adimab and Alector hereby agree as follows:

1.
Section 1.78 (“Target Nomination Period”) of the Agreement is hereby deleted in its entirety and replaced with the following:

1.78 “Target Nomination Period” means the term beginning on the Effective Date and ending on [***].

2.
Section 1.34 (“FTE Rate”) of the Agreement is hereby deleted in its entirety and replaced with the following:

1.34 “FTE Rate” means [***] per FTE.

3.
All other terms of the Agreement shall remain in full force and effect in accordance with their terms.

*** Certain information has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

In Witness Whereof, the Parties have by duly authorized persons executed this Agreement as of the Amendment Effective Date.

Alector LLC: Adimab, LLC:

By: /s/ Arnon Rosenthal By: /s/ Philip Chase

Title: Chief Executive Officer Title: Chief Executive Officer

Date: 2/23/2023 Date: 2/9/2023

*** Certain information has been excluded from this agreement because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.